UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

SILVER CREST ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39890	98-1559547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Suite 3501, 35/F, Jardine House
1 Connaught Place, Central
Hong Kong
(Address of principal executive offices)	(Zip Code)

+852 2165-9000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SLCRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SLCR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On August 18, 2022, Silver Crest Acquisition Corporation, a Cayman Islands exempted company (“Silver Crest”), held an extraordinary general meeting of shareholders (the “EGM”). At the EGM, a total of 30,407,445 (70.51%) of Silver Crest’s issued and outstanding ordinary shares held of record as of June 6, 2022, the record date for the EGM, were present either in person or by proxy, which constituted a quorum for the transaction of business. Silver Crest’s shareholders voted on the following proposals at the EGM, which are defined and described in more detail in the definitive proxy statement/prospectus of Silver Crest, which was filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2022 (the “Proxy Statement”). The shareholders approved each of the proposals listed below.

The final vote tabulation for each proposal is set forth below.

(1) Proposal No. 1 - The Business Combination Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,352,489	1,916,555	138,401	-

(2) Proposal No. 2 - The Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,351,945	1,917,100	138,400	-

(3) Proposal No. 3 - The Adjournment Proposal

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 7.01. Regulation FD Disclosure.

In connection with the Transactions (as defined below), holders of 34,143,739 shares of Silver Crest’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.037 per share, for an aggregate redemption amount of $342,705,333.46.

Item 8.01. Other Events

Based on the results of the EGM, Silver Crest, TH International Limited, a Cayman Islands exempted company (“THIL”), and Miami Swan Ltd, a Cayman Islands exempted company and wholly owned subsidiary of THIL (“Merger Sub”), expect to consummate the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated August 13, 2021, by and among Silver Crest, THIL, and Merger Sub, as amended on January 30, 2022, March 9, 2022 and June 27, 2022, following the satisfaction or waiver of the conditions to closing under the Merger Agreement, as described in the Proxy Statement. As described further in the Proxy Statement, there can be no assurances as to whether or when all of such closing conditions will be satisfied or waived.

In addition, Silver Crest has determined to allow holders of Silver Crest’s Class A ordinary shares to reverse their election to have their shares of Silver Crest’s Class A ordinary shares redeemed until 5:00 p.m. Eastern Time on August 29, 2022. There can be no assurance, however, that holders will request to change their election to redeem their shares or that the final number of shares redeemed will further decrease. Holders should refer to the relevant risk factor and other disclosure in the Proxy Statement prior to making a decision with respect to reversing redemptions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between THIL and Silver Crest. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Without limiting the generality of the foregoing, the forward-looking statements in this Current Report on Form 8-K include descriptions of the expected consummation of the proposed transaction between THIL and Silver Crest. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Silver Crest’s securities, (ii) the risk that the transaction may not be completed by Silver Crest’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Silver Crest, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Silver Crest and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on THIL’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of THIL and potential difficulties in THIL employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against THIL or against Silver Crest related to the Merger Agreement or the proposed transaction, (ix) the ability to obtain approval for listing or maintain the listing of THIL’s securities on a national securities exchange, (x) the price of Silver Crest’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which THIL operates, variations in operating performance across competitors, changes in laws and regulations affecting THIL’s business, THIL’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement and other documents filed by Silver Crest from time to time with the SEC, including but not limited to in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Silver Crest’s annual report on Form 10-K for the year ended December 31, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and THIL and Silver Crest assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither THIL nor Silver Crest gives any assurance that either THIL or Silver Crest, or the combined company, will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2022	SILVER CREST ACQUISITION CORPORATION

	By:	/s/ Ho Cheung
	Name:	Ho Cheung
	Title:	Chief Executive Officer